February 28, 2019
Neuberger Berman Absolute Return Multi-Manager Fund
SUMMARY PROSPECTUS
Class A Shares (NABAX), Class C Shares (NABCX), Institutional Class Shares (NABIX)
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund (including the Fund’s SAI) online at: for Class A shares, http://www.nb.com/alternativesfunds/a; for Class C shares, http://www.nb.com/alternativesfunds/c; or for Institutional Class shares, http://www.nb.com/alternativesfunds/institutional. You can also get this information at no cost by calling 877-628-2583 (Class A and Class C) or 800-366-6264 (Institutional Class), or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your financial intermediary or any financial intermediary authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated February 28, 2019 (as each may be amended or supplemented), are incorporated herein by reference.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
GOAL
The Fund seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary, in “Sales Charge Reductions and Waivers” on page 49 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	1.96	1.96	1.85
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	0.62	0.69	0.68
Other expenses	0.34	0.32	0.32
Dividend and interest expenses relating to short sales	0.28	0.37	0.36
Acquired fund fees and expenses	0.05	0.05	0.05
Total annual operating expenses	2.88	3.70	2.58
Fee waivers and/or expense reimbursement	0.22	0.20	0.19
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	2.66	3.50	2.39
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 2.33%, 3.08% and 1.97% of average net assets, respectively. Each of these undertakings lasts until 10/31/2022 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 2.33%, 3.08% and 1.97% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

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Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$829	$1,354	$1,948	$3,548
Class C (assuming redemption)	$453	$1,074	$1,858	$3,908
Class C (assuming no redemption)	$353	$1,074	$1,858	$3,908
Institutional Class	$242	$745	$1,317	$2,870
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194% of the average value of its portfolio when including securities that were sold short and 179% of the average value of its portfolio when excluding securities that were sold short.
Principal Investment Strategies
The Fund seeks to achieve its goal by allocating its assets to multiple subadvisers that employ a variety of investment strategies. The Portfolio Managers are responsible for selecting each subadviser and for determining the amount of Fund assets to allocate to each subadviser. The Portfolio Managers allocate Fund assets among a variety of investment strategies to subadvisers whose strategy the Portfolio Managers believe, when combined to form a single portfolio, can provide attractive risk-adjusted returns over the long term. The Portfolio Managers retain investment discretion to invest Fund assets directly using other portfolio managers of the Manager and may do so for certain investment strategies.
The Portfolio Managers allocate Fund assets among subadvisers in an effort to provide for overall investment diversification with the aim of decreasing the Fund’s sensitivity to market fluctuations. The Portfolio Managers review a range of qualitative and quantitative factors when determining the allocations to subadvisers, including each subadviser’s investment style and historical performance, and the holdings in the subadviser’s allocated assets.
The investment strategies that the subadvisers will utilize involve the following types of investments: (i) equity securities of companies of any market capitalization throughout the world, which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts, real estate investment trusts (“REITs”) and other real estate companies (i.e., direct investments in companies) and exchange traded funds (“ETFs”); (ii) debt securities of governments and companies throughout the world, which may include debt securities of governments as well as their agencies and/or instrumentalities, below investment grade debt securities (commonly known as “junk bonds”), mortgage-backed securities and other asset-backed securities, hybrid securities (including convertible bonds) and loans (including bridge loans, loan participations and collateralized loan obligations (“CLOs”)); and (iii) foreign currencies.
The Fund also may use derivatives and primarily may use four categories of derivatives: (i) futures contracts based on securities, indices and other assets, such as currencies and commodities; (ii) swaps, such as credit default swaps, total return swaps and/or interest rate swaps (including constant maturity swaps); (iii) call and put options on securities and indices, including writing (selling) calls or writing (selling) puts on securities and indices; and (iv) forward contracts on securities, indices and other assets, such as currencies and commodities. Any of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain or reduce exposure to certain markets; establish net short or long positions for markets, currencies or securities; adjust the duration of the Fund’s fixed income securities; or alter the Fund’s exposure to markets, currencies, interest rates, sectors and issuers. A subadviser may choose not to hedge its positions.
The Portfolio Managers intend to allocate the Fund’s assets among the following strategies:
Equity Long/Short. This strategy takes long and short positions in equity securities issued by companies across all market capitalizations, in both the U.S. and non-U.S. markets based on whether the subadviser believes the securities are likely to increase

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or decrease in value, respectively. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The equity securities in which this strategy may invest include common stock, convertible securities, preferred stock, options, warrants, depositary receipts, REITs and ETFs. Some subadvisers may focus on certain sectors of the market. One subadviser focuses its long/short equity strategy on the energy sector; while a long/short equity strategy managed by the Manager focuses on securities of companies in the financials sector. Other subadvisers may invest across any sectors they find attractive. Additionally, one subadviser’s strategy invests globally with a focus on equity securities of European companies. The subadvisers also may invest in a broad range of investments, including, but not limited to, debt securities, such as U.S. and non-U.S. corporate debt securities, mortgage-backed securities, loans and loan participations.
Credit Long/Short. This strategy primarily involves taking long and short positions in fixed-income corporate securities that are typically below investment grade (commonly called “junk bonds”). Below investment grade securities are defined by the Fund as those debt securities that, at the time of investment, are rated BB or lower by S&P Global Ratings, Ba or lower by Moody’s Investors Service, or comparably rated by at least one independent credit rating agency or, if unrated, determined by the subadviser to be of comparable quality. The subadviser will take long positions that it believes offer the potential for attractive returns and in the aggregate have the potential to outperform the market, as represented by an appropriate index. The subadviser will take short positions that it believes in the aggregate have the potential to underperform the market, as represented by that same index. The subadviser also may invest in a broad range of investments, including, but not limited to, common stock, preferred stock, convertible debt, loans (including CLOs), loan participations, non-U.S. securities, private placements and credit default swaps.
This strategy may also involve taking long and short positions in the debt of companies experiencing financial or operational difficulties of the sort that often lead to bankruptcies or corporate reorganizations. The debt securities of these companies generally trade at a substantial discount to par value, which may not always reflect a careful analysis of the companies’ assets or prospects. The subadviser seeks to take advantage of its experience in the bankruptcy process by attempting to take advantage of (1) incorrect valuations by investors between the current price and the subadviser’s estimate of the value of the debt, based in part on the subadviser’s involvement in the bankruptcy process, and (2) price disparities in relation to comparable securities.
Another type of credit long/short investing involves establishing long and/or short positions in different securities within a single company’s capital structure (e.g., long senior notes and short subordinated bonds). This type of investing is known as capital structure arbitrage and involves the determination by the subadviser that the market is mispricing different classes of securities relative to one another, so the subadviser establishes a short position in the security thought to be overvalued and a long position in the security thought to be undervalued.
Global Macro Investing. This strategy involves a top-down global approach to investing. Global macro strategies typically involve taking long and short positions across various U.S. and foreign markets, sectors and companies in an effort to benefit from those investments which the subadviser believes have the highest probability for success (long positions) and those that it believes have the highest probability for decline (short positions). The subadviser that manages this strategy will invest primarily in currencies and debt securities issued by governments as well as their agencies and/or instrumentalities and will do so primarily through the use of futures and forward contracts. The subadviser seeks to identify such opportunities by primarily applying quantitative investment analysis based on fundamental macroeconomic theory to consider and analyze the economic and political environments in markets, countries and/or regions around the world. These factors may include interest rate levels, monetary and fiscal policy, currency exchange rates, unemployment levels, gross domestic product (GDP) and geopolitical events and their effect on the economy of the country, region or the world. In addition to the quantitative investment analysis, the subadviser may also seek to identify investment opportunities by considering qualitative factors.
Asset-backed Securities. This strategy takes long and/or short positions in asset-backed securities, including principally those asset-backed securities backed by commercial and residential mortgages, a significant portion of which may be non-agency mortgage-backed securities. The subadviser may also invest in asset-backed securities backed by auto loans, credit card debt, student loans, corporate loans and other collateral. These securities may pay fixed or variable rates of interest. While the Fund will primarily invest in asset-backed securities listed, traded or dealt in developed markets, it may also invest in securities listed, traded or dealt in other countries, including emerging markets countries.
Event-Driven. These are a broad category of investment strategies based on announced or anticipated events or a series of events and on investing in the securities of companies that could be affected by the occurrence of such events. The types of Event Driven Strategies that the Fund will utilize are:
Merger (Risk) Arbitrage. This strategy consists primarily of making investments that the subadviser expects will benefit from the successful completion of a merger or acquisition. The subadviser typically buys the stock of a target company

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after a merger is announced at a price slightly below the takeover price offered. A profit is made if and when the merger is completed at the offered price or higher. In addition, in stock swap mergers, the subadviser may sell or take a short position in the stock of the acquiring company either to reduce risk or on the theory that if and when the merger is completed, any difference between the price of the target company’s stock and the value of the acquiring company’s stock being exchanged for the target company’s stock will be eliminated. If the subadviser believes an announced or widely anticipated merger is unlikely to be completed, it may take the opposite position. Most of the subadvisers invest only in announced transactions but some subadvisers may also invest in anticipation of transactions. It is currently anticipated that the subadvisers will invest in both announced transactions and in anticipation of transactions.
Global Equity Restructurings Long/Short. This strategy involves examining companies for the prospect of a variety of potential restructurings. The subadviser primarily takes either a long or a short position in equity securities of companies that are undergoing or have recently completed a restructuring. Typical restructurings may include: selling significant assets or portions of a business, entering new businesses, changes in management, significant changes in corporate policy and/or cost structure, such as altering compensation schemes, emergence from bankruptcy, companies undergoing significant changes due to regulatory changes and other corporate reorganizations, including mergers and acquisitions. Restructurings also may include: holding company arbitrage (i.e., attempting to take advantage of apparent disparities between the prices of a holding company’s stock and the prices of any listed companies it may hold), spin-offs, stub trades, recapitalizations and share buybacks. A subadviser may not focus on all types of restructurings and may focus only on certain types of restructurings. In addition, the event driven portion of one subadviser’s strategy invests globally with a focus on securities of European companies.
Managed Futures. This strategy employs a range of quantitative algorithms that seek to identify long and short investment opportunities based on directional trends in the global financial markets. Managed futures is one of the three types of investment strategies known as global macro strategies, along with discretionary macro and systematic macro. The subadviser that manages this strategy will employ a wide variety of instruments, including derivatives, to invest across multiple asset classes. Specifically, the subadviser will primarily invest in futures and forward contracts on securities, indices and other assets, such as currencies and commodities. Additionally, the subadviser may invest directly in equity securities of companies across all market capitalizations, ETFs, debt securities issued by governments and corporations. In addition to futures and forwards, the subadviser may also use the following derivative instruments: (i) swaps, including total return swaps on securities, indices and other assets, including commodities, and interest rate swaps; and (ii) options on securities and indices.
The managed futures investment strategy seeks to gain exposure to the commodity markets primarily by investing in futures contracts on individual commodities and other commodity-linked derivative instruments. Although the Fund may make these investments in commodity-linked derivative instruments directly, the Fund expects to gain exposure to these investments primarily by investing in a wholly-owned subsidiary of the Fund formed in the Cayman Islands (“Subsidiary”). The Subsidiary is managed by the Manager and the subadviser and has the same investment goal as the Fund. The Subsidiary may invest without limitation in commodity-linked derivative instruments. The Subsidiary also may invest in equity and fixed income securities, ETFs, cash or cash equivalent instruments, or money market mutual funds, some of which may serve as collateral for the Subsidiary’s derivative instruments. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary at the end of any quarter of its taxable year.
The Portfolio Managers also may allocate the Fund’s assets to certain additional strategies in the future. For more information about these potential additional strategies, please see the section entitled “Information About Additional Potential Principal Investment Strategies.” There is no assurance that any or all of these additional strategies will be used in the future.
Based on the Portfolio Managers’ ongoing evaluation of the subadvisers, they may adjust allocations among subadvisers or make recommendations to the Fund’s Board of Trustees with respect to the hiring, termination or replacement of subadvisers. In recommending new subadvisers to the Fund’s Board of Trustees, the Portfolio Managers consider numerous factors, including, but not limited to, current and anticipated market behavior, the subadviser’s investment style, the reputation of the subadviser, the depth and experience of its investment team, the demonstrated ability of the subadviser to implement its investment strategy, the consistency of past returns, and the subadviser’s policies and procedures to monitor and take into account risk.
The Portfolio Managers retain investment discretion to invest Fund assets directly and may do so for speculative or defensive purposes or in the event a subadviser is terminated and a new subadviser has not yet been hired. When the Portfolio Managers are making direct investments for the Fund they will invest primarily in ETFs and affiliated and unaffiliated registered investment companies but may also invest in individual equity and debt securities. The Portfolio Managers may also use put options including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the

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same index with differing strike prices or expiration dates) and futures contracts based on indices for speculative or defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. The Portfolio Managers also may utilize other portfolio managers of the Manager to invest Fund assets. In addition, different factors could affect the Fund’s performance and the Fund may not achieve its goal.
In an effort to achieve its goal, several of the strategies utilized by the Fund will likely engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the markets in which the Fund invests together with the Manager's and Subadviser's evaluation of these developments, and the success of the Manager and each Subadviser in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.
A subadviser may use strategies intended to protect against losses (i.e., hedged strategies), but there is no guarantee that such hedged strategies will be used or, if used, that they will protect against losses, perform better than non-hedged strategies or provide consistent returns.
The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Manager’s allocation decisions. There can be no guarantee that the Manager or the subadvisers will be successful in their attempts to manage the risk exposure of the Fund.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Absolute Return Risk. The Fund’s returns may deviate from overall market returns to a greater degree than the returns of other mutual funds that do not employ an absolute return focus. Thus, during periods of strong market performance, the Fund might not benefit like funds following other strategies.
Arbitrage Strategies Risk. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner. In addition, an individual arbitrage investment may be affected by the length of time that the Fund’s assets must be committed to that investment. Unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the Fund to lose money.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commodity Risk. The Fund’s and the Subsidiary's significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign

Neuberger Berman Absolute Return Multi-Manager Fund	February 28, 2019

political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity in the commodities market, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Fund’s and the Subsidiary's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Additional risks associated with certain types of derivatives are discussed below:
Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired.

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Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.
Options. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.
Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.
Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade and value, but this may not always be the case.
Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen as anticipated, possibly due to the actions of other market participants, or the market may react to the event differently than expected. Certain events, such as emergence from, or restructuring as a result of, bankruptcy carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

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Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. Several of the strategies utilized by the Fund will likely engage in active and frequent trading and, as a result, the Fund may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives and short positions may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.
Unexpected episodes of illiquidity, including due to market factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to

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finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Market volatility may disrupt a subadviser’s investment program if it abruptly changes pricing relationships on which the subadviser was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which a subadviser was basing its investment strategy.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in

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interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Manager’s methodology in allocating the Fund’s assets to subadvisers and its selection and oversight of the subadvisers. The subadvisers’ investment styles may not always be complementary and there may be an unintended negative correlation between the subadvisers’ investments, which could adversely affect the performance of the Fund. Some subadvisers have little experience managing mutual funds which, unlike the hedge funds these subadvisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Quantitative Investing and Other Model Risk. Managed futures and global macro investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual

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property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s and/or the Subsidiary's assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it would not be possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Recent Market Conditions. Some countries, including the U.S., are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Although prices of many U.S. equity securities have increased substantially over several years, some market prognosticators reportedly believe market indicators point toward a period of decline. The economies of many other nations are weaker than that of the U.S., and economic weakness in U.S. trading partners may harm long-term growth in the U.S. Higher interest rates may further strengthen the already strong U.S. dollar, which may also harm U.S. companies that rely significantly on exports. The recent decision by the Fed to pause its program of rate increases may reflect concerns about the strength of the U.S. economy.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.
In addition, national economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The rise in protectionist trade policies, changes to some major international trade agreements and the potential for changes to others, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” is impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. There is a substantial risk that the UK will separate from the EU on or after March 29, 2019 without a formal agreement, which could be highly disruptive to the economies of both regions.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net investment income and net realized gains under the Code, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of qualified REIT dividends. Recently issued proposed regulations include a provision for a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Because one subadviser invests primarily in securities of companies in the energy sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the energy sector include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply and demand of energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, potentially accelerated change to alternative forms of energy generation, and tax and other government regulations.
Because the Manager invests a portion of the Fund’s assets primarily in securities of companies in the financials sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the financials sector include, among other risks, decreased liquidity in credit markets, changes in interest rates, the costs of complying with existing government regulations, and uncertainty about future government regulation. Financial companies may also be exposed to risks related to their various lines of business. For example, financial companies engaged in mortgage lending are subject to fluctuations in real estate values.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy

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toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations–i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation. The Fund may receive illiquid securities as a result of its investment in certain special situations.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.
Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code requires a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that distributions the Fund receives out of the Subsidiary’s Earnings and Profits will constitute qualifying income. Although the Fund currently does receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.

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The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequences that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

Neuberger Berman Absolute Return Multi-Manager Fund	February 28, 2019

year-by-year % Returns as of 12/31 each year
Best quarter:    Q1 '13, 3.17%
Worst quarter:    Q4 '18, -5.73%
average annual total % returns as of 12/31/18
Absolute Return Multi-Manager Fund	1 Year	5 Years	Since Inception (5/15/2012)
Institutional Class Return Before Taxes	-3.99	-0.39	1.33
Institutional Class Return After Taxes on Distributions	-3.99	-0.70	1.04
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-2.36	-0.41	0.92
Class A Return Before Taxes	-9.81	-1.93	0.07
Class C Return Before Taxes	-5.94	-1.49	0.21
HFRX Global Hedge Fund Index (reflects deductions for fees and expenses, but not taxes)	-6.72	-0.59	0.74
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38	8.49	12.25
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01	2.52	1.93
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
INVESTMENT STRATEGIEs
The Manager may allocate the Fund’s assets among investment managers and strategies, including:
Manager/Subadviser	Investment Strategy
BH-DG Systematic Trading LLP	Managed Futures and Global Macro
Cramer Rosenthal McGlynn, LLC	Global Equity Long/Short
GAMCO Asset Management Inc.	Merger Arbitrage
Good Hill Partners LP	Asset-backed Securities
Neuberger Berman Investment Advisers LLC	Global Equity Long/Short
P/E Global, LLC	Global Macro
Perella Weinberg Partners Capital Management LP	Energy Equity Long/Short
Portland Hill Asset Management Limited	European Event Driven and Equity Long/Short
Sound Point Capital Management, L.P.	Credit Long/Short

Neuberger Berman Absolute Return Multi-Manager Fund	February 28, 2019

PORTFOLIO MANAGERS OF THE Manager
The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of the Manager), Jeffrey Majit (Managing Director of the Manager), and Fred Ingham, ACA, CFA (Managing Director of the Manager). Messrs. Kupperman and Majit have managed the Fund since its inception in 2012. Mr. Ingham has managed the Fund since February 2017.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2019 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-21715
M0109 02/19